-1-

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                Amendment No. __


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
                                   14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      THE 44 WALL STREET EQUITY FUND, INC.
                [Name of Registrant as Specified in its Charter]

                            --------------------------------------------------
               [Name of Person(s) Filing Proxy Statement if other
                                than Registrant]

Payment of Filing Fee (Check the appropriate box):

[            ]  $125  per  Exchange  Act  Rules   0-11(c)(1)(ii),   14a-6(i)(1),
             14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]      $500 per each party to the controversy pursuant to Exchange Act
               Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:_______________________

         (2) Aggregate number of securities to which transaction applies:_______________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange
                      Act
                 Rule 0-11:
                 --------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
                 --------------------------------------------

         (5)     Total fee paid:_____________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount previously paid:_______________________

         (2)     Form, Schedule or Registration Statement No.___________________

         (3)     Filing Party:_________________________________

         (4)     Date Filed:___________________________________

                      THE 44 WALL STREET EQUITY FUND, INC.

                          PROXY SOLICITED BY MANAGEMENT



         The undersigned hereby appoints Mark D. Beckerman and George Beckerman as proxies of the undersigned, with full power of substitution to vote at the Special Meeting of Shareholders of The 44 Wall Street Equity Fund, Inc. ("Fund") to be held on March 14, 1996 at 2:00 p.m., and any adjournment thereof, all the shares of the Fund standing in the name of the undersigned as follows:


                          (1)For [ ]        Against [ ]       Abstain [ ]

                      With respect to approval of the new Investment Advisory Agreement with MDB Asset Management Corporation, as more fully described in the proxy statement (the Board of Directors recommends a vote FOR);

                          (2)For [ ]        Against [ ]       Abstain [ ]

                          With respect to approval of a  Distribution  Plan,  as
                      more fully described in the proxy statement (the Board of Directors recommends a vote FOR);

                          (3)Election of Directors.

                 [ ]      For All Nominees  [ ]     Withhold
                          Listed Below (ex-         Authority To
                          cept as marked to         Vote For All
                          the contrary)             Nominees
                                                    Listed Below

                          R. Barry Borden           Kevin M. Covert
                          Gregory A. Church         Gerald Printz
                          Dominick Cruciani

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



                          (4)For [ ]        Against [ ]       Abstain [ ]

                      With respect to the approval of amendments to the Fund's Articles of Incorporation, as more fully described in the proxy statement (the Board of Directors recommends a vote
                      FOR);

                          (5)For [ ]        Against [ ]       Abstain [ ]

                          With  respect  to  ratification  of the  selection  of
                      McGladrey & Pullen as auditors of the Fund for the fiscal year ending June 30, 1996 (the Board of Directors recommends a vote FOR);

                          (6)For [ ]        Against [ ]       Abstain [ ]

                          In their  discretion  on all other  business  that may
                      properly come before the meeting and any adjournment thereof.


                 This proxy will be voted as specified. If no specification is made, this proxy will be vote FOR the adoption of Proposals 1 and 2, FOR the election of five directors, FOR the adoption of Proposals 4 and 5, and with respect to Proposal 6, as said proxies may determine.


Dated:______________1996



                                                                         (L.S.)


                                                                         (L.S.)
                                                Signature(s) should be
                                                exactly as name or names  appear
                                                on this proxy.  If stock is held
                                                jointly,   each  holder   should
                                                sign.  If signing  as  attorney,
                                                executor, administrator, trustee
                                                or guardian, please give us full
                                                name  and   capacity   in  which
                                                signing.

                      THE 44 WALL STREET EQUITY FUND, INC.
                             26 Broadway, Suite 205
                            New York, New York 10004


                    Notice of Special Meeting of Shareholders
                          Meeting Date: March 14, 1996



To the Shareholders:


                 A Special Meeting of Shareholders of The 44 Wall Street Equity Fund, Inc. (the "Fund") will be held on March 14, 1996 at 2:00 P.M. at the offices of the Fund located at 26 Broadway, 2nd Floor, New York, New York 10004, for the following purposes:

     1. To approve a new Investment Advisory Agreement between the Fund and MDB Asset Management Corporation ("Asset Management"), in connection with the proposed purchase of Asset Management by Sheldon E. Goldberg and Gregory A. Church, as more fully described in the proxy statement;


                 2.       To approve a Distribution Plan;

                 3.       To elect directors of the Fund;

                 4. To approve the following amendments to the Fund's Articles of Incorporation: (a) to change the name of the Fund to "Matterhorn Growth Fund, Inc."; (b) to authorize the issuance of classes of shares for the Fund; (c) to modify the provisions relating to the limited liability of directors of the Fund; and (d) to permit the directors to set an amount for the involuntary redemption of small accounts;

     5. To ratify the selection of McGladrey & Pullen as auditors of the Fund for the fiscal year ending June 30, 1996; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

        THE DIRECTORS UNANIMOUSLY RECOMMEND APPROVAL OF EACH OF THE PROPOSALS.

                 Shareholders of record at the close of business on January 15, 1996 are entitled to vote at the meeting or any adjournment thereof. It is important that you return your signed proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.



                                            By Order of the Board of Directors
                                            George Beckerman
                                            Secretary



January 15, 1996



                 Your vote is important! Please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the accompanying postage prepaid envelope. If you sign, date and return the proxy but give no voting instructions, your shares will be voted to authorize the election of all of the nominees named in the proxy statement and in favor of all other proposals noticed above.

                      THE 44 WALL STREET EQUITY FUND, INC.
                             26 Broadway, Suite 205
                            New York, New York 10004

                                 PROXY STATEMENT


                         Special Meeting of Shareholders
                                 March 14, 1996


                 This proxy statement is furnished in connection with the solicitation by the Board of Directors of The 44 Wall Street Equity Fund, Inc. (the "Fund") of proxies to be voted at a Special Meeting of Shareholders (the "Meeting") to be held on March 14, 1996, and any adjournment thereof. The purposes of the meeting are set forth in the accompanying Notice of Special Meeting of Shareholders dated January 15, 1996.

                 This proxy solicitation will be made primarily by mailing this proxy statement and the accompanying proxy card to shareholders commencing on January 15,1996. Supplementary solicitations may be made by telephone or telegram or by personal interview. Officers and directors of the Fund and MDB Asset Management Corporation ("Asset Management") who participate in such solicitations will receive no compensation for their services other than their regular salaries, if any. The expenses of preparing and mailing this proxy statement and its enclosures and all other solicitation expenses will be paid by Sheldon E. Goldberg and Gregory A. Church, the proposed purchasers of Asset Management. Messrs. Goldberg and Church may also solicit proxies at their own expense, and will reimburse brokerage firms, banks and other custodians and fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of shares.


                 The Fund will furnish without charge a copy of its most recent annual report and semi-annual report to any shareholder upon request. Such request may be made by calling the Fund during business hours at 1-800-543-2620, or by writing to the Fund at the address set forth above.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS



     The Board of Directors has fixed the close of business on January 15, 1996 as the record date for the Meeting and any adjournments thereof. As of January 15, 1996, there were 1,367,690 shares of the Fund issued and outstanding. No person is a record holder of, nor is known by the Fund to have a beneficial interest in, 5% or more of the Fund's outstanding shares. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. Each such shareholder is entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held on the record date.



                 The holders of a majority of the outstanding shares of the Fund must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of any business. If a quorum is present at the Meeting but sufficient votes to approve one or more of the items on the agenda are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those items. In so doing, the persons named as proxies will attempt to determine if an adjournment and additional shareholder solicitation are reasonable and in the best interest of shareholders, and will vote for or against adjournment accordingly. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting or represented by proxy.

                 If the enclosed proxy card is executed properly and returned in time to be voted at the Meeting, and is not revoked, the shares represented thereby will be voted according to the instructions marked on the card. The persons voted as proxies will use their best judgment in voting in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof. A shareholder giving a proxy may revoke it at any time before it is exercised by giving written notice of its revocation to the Secretary of the Fund at the address indicated on the Notice of Special Meeting, by executing and delivering to the Fund another proxy dated subsequent to the proxy to be revoked, or by attending the Meeting and voting in person.

                 Abstentions and broker "non-votes" (proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining the shares present at the Meeting. Abstentions and broker non-votes will therefore have the effect of a "no" vote for purposes of obtaining the requisite approvals of the proposals before the Meeting.

                                   PROPOSAL 1
                                APPROVAL OF A NEW
                          INVESTMENT ADVISORY AGREEMENT


                 At the Meeting, the shareholders will be asked to approve a new Investment Advisory Agreement (the "New Advisory Agreement") with Asset Management. A copy of the New Advisory Agreement is set forth as Exhibit A to this Proxy Statement, with changes from the current Investment Advisory Agreement (the "Current Advisory Agreement") indicated in bold face type. The material provisions of the New Advisory Agreement and the Current Advisory Agreement are the same, with the exception of a new limitation on Fund expenses (discussed further below).

                 Shareholders are being asked to approve the New Advisory Agreement because Mark D. Beckerman, the current owner of all of the outstanding shares of Asset Management, has agreed to sell his shares to Sheldon E. Goldberg and Gregory A. Church (the "Buyers"). Pursuant to the Investment Company Act of 1940 (the "1940 Act"), the sale of Mr. Beckerman's shares will terminate the Current Advisory Agreement. Approval of the New Advisory Agreement will be contingent upon the completion of the stock purchase by the Buyers. The Current Advisory Agreement was last approved by the Fund's shareholders on June 14, 1991, and by the Board of Directors on October 5, 1995.

                 Pursuant to the New Advisory Agreement, Asset Management will continue to render investment advice and provide supervisory management services to the Fund, subject to the control and overall supervisory authority of the Fund's Board of Directors. Asset Management will continue to provide the Fund with advice and recommendations with respect to investments, investment policies, the purchase and sale of portfolio securities, and management of the cash balances of and credit extended to the Fund. In addition, as discussed further below, Mr. Beckerman will continue to act as the Fund's portfolio manager pursuant to an Employment Agreement with Asset Management.

                 For its services, Asset Management will continue to be compensated at a rate of 1% of the value of the Fund's average daily net assets, payable monthly. The rate of compensation will continue to remain constant whether or not there are fluctuations in the Fund's net assets. Such annual rate is higher than the rate paid by most registered investment companies, but is the same as the rate received under the Current Advisory Agreement, is similar to the rate contracted for by other mutual funds with comparable investment policies, and is the same rate paid by all other equity funds advised by Asset Management since its inception.

                 Except as described below, the Fund will continue to pay all of its other expenses, including commissions, interest, taxes, legal and accounting fees, fees of custodians, transfer agents, registrars and dividend disbursing agents, registration and filing fees, the cost of stock certificates, costs in connection with annual or special meetings of shareholders, including the preparation and distribution of proxy soliciting materials, fees and expenses of Fund directors who are not "interested persons" of Asset Management or of the principal underwriters of the Fund, office space, office furnishings, office supplies and office equipment, including telephone service, insurance premiums, printing costs (which do not include the costs of printed material sent to persons who are not shareholders), travel expenses, salaries and related compensation of all non-officer employees, postage, association dues and extraordinary and non-recurring expenses.

                 Asset Management has agreed that, for a period of two years after execution of the New Agreement, it will limit the Fund's operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) to 4% of the Fund's average annual net assets. In addition, Asset Management will continue to be obligated to reimburse the Fund if Fund expenses exceed those expenses set forth in any statutory or regulatory formula prescribed by any state in which Fund shares are registered at such time. Because Fund shares are not currently registered in any state which requires the Fund to be reimbursed for such excess expenses, to date Asset Management has not been required to reimburse the Fund for any such excess expenses.

                 Like the Current Advisory Agreement, the New Advisory Agreement will provide that neither Asset Management nor any of its officers, directors or employees will be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates, except for losses resulting from Asset Management's willful misfeasance, bad faith or gross negligence in the performance of its duties on behalf of the Fund or from its reckless disregard of its duties under the New Advisory Agreement.

                 If executed, the New Advisory Agreement will have an initial term of two years, and will continue thereafter from year to year subject to the annual approval of its renewal by vote of a majority of the Board of Directors or of a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Directors who are not parties to the New Advisory Agreement or "interested persons" of the Fund or Asset Management (as that term is defined in the 1940 Act). Like the Current Advisory Agreement, the New Advisory Agreement will be terminable at any time on sixty days' notice, without penalty, by vote of the Board of Directors or of the holders of the majority of the outstanding voting securities of the Fund, and by Asset Management on the same notice to the Fund. The New Advisory Agreement will automatically terminate on assignment.

                 For the fiscal years ended June 30, 1994 and 1995, total Fund operating expenses (including the 1% management fee) were 5.01% and 5.18 % of average net assets, respectively.

Asset Management Stock Purchase Agreement

                 Asset Management has served as investment advisor to the Fund since 1988. Asset Management is a New York corporation registered as an investment advisor under the Investment Advisers Act of 1940, and is wholly-owned by Mark D. Beckerman, a Director of the Fund who serves as its President and Portfolio Manager.

                 In accordance with the terms of a Stock Purchase Agreement dated as of November 10, 1995 (the "Purchase Agreement"), between Mr. Beckerman and the Buyers, the Buyers have agreed to purchase all of the outstanding voting stock of Asset Management from Mr. Beckerman. As consideration for their purchase, the Buyers have agreed that, at the closing of the transactions contemplated by the Purchase Agreement (the "Closing"), Asset Management will enter into an Employment Agreement with Mr. Beckerman, under which Mr. Beckerman will be appointed Portfolio Manager of the Fund for a term of five years. In addition, Mr. Beckerman will receive an option entitling him to acquire a 10% interest in each class of outstanding shares of Asset Management during the last year of the term of the Employment Agreement. The option will expire if Mr. Beckerman's employment by Asset Management is terminated for cause (as defined in the Employment Agreement), or if he voluntarily resigns as Portfolio Manager of the Fund. The Employment Agreement provides that the option will be exercisable without cost to Mr. Beckerman.


                 As compensation for serving as the Fund's Portfolio Manager, Mr. Beckerman will receive annual compensation from Asset Management equal to 0.75% of the average daily net assets of the Fund up to $15 million. In the event the Employment Agreement is terminated before the expiration of the five year term, Mr. Beckerman will continue to receive such compensation from Asset Management for the duration of the term, unless his employment is terminated by Asset Management for cause. In addition, if Mr. Beckerman does not exercise his option to purchase an interest in Asset Management, he will receive from Asset Management as additional compensation an aggregate of $150,000 over a period of four years, unless his employment has been terminated for cause or he has voluntarily resigned as Portfolio Manager of the Fund. The amounts payable to Mr. Beckerman by Asset Management are not obligations of the Fund.


                 As required by Section 15(f) of the 1940 Act, Messrs. Goldberg and Church have agreed to use their best efforts to ensure that, for a period of three years after the Closing, at least 75% of the Directors of the Fund will not be "interested persons" of the Fund, as that term is defined in the 1940 Act. In addition, Mr. Beckerman has agreed to indemnify Messrs. Goldberg and Church, for a period of three years after the Closing, against any damages incurred by them or the Fund arising from the operations of the Fund prior to the Closing.

                 The Closing of the transactions contemplated by the Purchase Agreement is conditioned, among other things, upon (i) approval of the Proposals which are the subject of this Proxy Statement, (ii) appointment of Cumberland Brokerage Corporation and Bainbridge & Co., broker-dealers registered under the Securities Exchange Act of 1934 and owned by Messrs. Goldberg and Church, respectively, as principal distributors for the Fund, and (iii) termination of the current investment advisory agreement between Asset Management and Progressive Portfolio Series, a registered investment company for which Asset Management currently serves as investment advisor.

                 Messrs. Goldberg and Church have informed the Fund that they have entered into a voting agreement which requires them to vote all shares held by them together. They have also informed the Fund that, immediately after the Closing, they intend to sell an aggregate of 24% of the outstanding shares of Asset Management to eight individual investors. In addition, after the Closing they propose to terminate the Fund's current Administrative Service Agreement with American Data Services, Inc., and to retain Investment Company Administration Corporation, a mutual fund administrator which is not affiliated with the Buyers, as the Fund's administrator.

Consideration of New Agreement by the Board

                 The Board of Directors of the Fund, including all of the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act, has concluded that it will be in the best interests of the Fund and its shareholders if the New Advisory Agreement with Asset Management is approved. The Board, therefore, recommends shareholder approval of the New Advisory Agreement.

                 In making this recommendation, the Directors carefully evaluated the following factors, among others: (1) the excellent performance of the Fund since Mr. Beckerman became its Portfolio Manager, and his agreement to continue to act in that capacity; (2) that the level of the advisory fees currently paid to Asset Management will be unchanged under the New Advisory Agreement; (3) the agreement of Asset Management to limit annual Fund expenses to 4% of average net assets for a period of two years after the Closing, which would result in a significant decrease in the Fund's current expense ratio, and the belief of Messrs. Goldberg and Church that it will be possible to significantly reduce Fund expenses below that level in the future; (4) that the other terms of the New Advisory Agreement will be substantially the same as those of the Current Advisory Agreement, except for different effective and termination dates; (5) the history, reputation, qualification, and background of Messrs. Goldberg and Church; (6) the capabilities of Messrs. Goldberg and Church, and the broker-dealer firms that they own, to increase the assets of the Funds, thereby potentially resulting in greater economies of scale and portfolio diversity; and (7) the commitment of Messrs. Goldberg and Church to pay or reimburse the Fund for the expenses of this Proxy solicitation.

Required Vote

                 The affirmative vote of the holders of a majority of the outstanding shares of record of the Fund is required to approve the New Advisory Agreement. For this purpose, the term "majority" means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares.

                                   PROPOSAL 2
                         APPROVAL OF A DISTRIBUTION PLAN


                 At the Special Meeting, shareholders will be asked to approve a Distribution Plan adopted by the Board of Directors pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund is authorized to finance certain activities relating to the distribution of its shares for the purpose of promoting sales of Fund shares. A copy of the proposed Distribution Plan is set forth as Exhibit B to this Proxy Statement.

Description of Distributors

                 Shares of the Fund are currently distributed to the public by Beckerman and Company, Inc.("BecCo"), a registered broker-dealer owned by Mr. Beckerman and his father and brother. BecCo provides such distribution services, at no cost to the Fund, pursuant to a Distribution Agreement (the "Current Distribution Agreement") with the Fund dated June 14, 1991, which was last approved by the Board of Directors on October 5, 1995. Fund shares are sold to the public at net asset value, without any sales charge or commission. BecCo pays the cost of Fund sales materials, including the cost of printing prospectuses for distribution to prospective investors, and the Fund bears the cost of prospectuses sent to existing shareholders.


                 At the Closing, the Current Distribution Agreement will be terminated, and the Fund will retain Cumberland Brokerage Corporation and Bainbridge & Company as distributors of the Fund's shares (the "New Distributors") pursuant to new distribution agreements approved by the Board of Directors on November 29, 1995 (the "New Distribution Agreements"). Cumberland Brokerage Corporation is a registered broker-dealer owned by Mr. Goldberg and his wife, and Bainbridge & Company is a registered broker-dealer controlled by Mr. Church and his wife. The New Distribution Agreements are identical in all material respects to the Current Distribution Agreement, except for references to the Distribution Plan.


Description of the Distribution Plan

         The New Distributors will recover the expenses they incur in distributing shares of the Fund through the Distribution Plan, at the annual rate of 0.25% of the Fund's average daily net assets. The Distribution Plan is a "compensation" plan, which means that the distribution fees paid by the Fund are intended to compensate the New Distributors for services rendered even if the amounts paid exceed their actual expenses (in which case the New Distributors would receive a profit). If in any year the New Distributors' expenses incurred in connection with the distribution of Fund shares exceed the distribution fees paid by the Fund, the New Distributors will recover such excess if the Distribution Plan continues to be in effect in some later year when the distribution fees exceed their distribution expenses. There is no limit on the periods during which unreimbursed expenses may be carried forward; the Fund does not pay interest, carrying or other finance charges on any carried forward amounts; and the Fund will not be obligated to pay any unreimbursed expenses that may exist at such time, if any, as the Distribution Plan terminates.

                 In  accordance  with  the   requirements  of  Rule  12b-1,  the
Distribution Plan includes the following provisions:

             - it shall continue in effect for a period of more than one year from the date of its execution upon the annual approval of the Board of Directors, including the approval of the Directors who are not interested persons of the Fund and have no financial direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan;

             - persons authorized to direct the disposition of monies payable to the New Distributors under the Plan shall provide quarterly to the Board a written report of the amounts expended under the Plan and the purposes for which such expenditures were made;

             - it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund; and

             - it may not be amended to increase materially the amount to be spent for distribution without the approval of the majority of disinterested members of the Board of Directors, who do not have a direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, and the approval of shareholders.



                 The following table provides a summary of the expenses of the Fund for the fiscal year ended June 30, 1995, and a pro forma summary of those expenses assuming approval by the Fund's shareholders of the Distribution Plan and the New Advisory Agreement:


                                                              Year ended        Pro
                                                              6/30/95           Forma

Shareholder Transaction Expenses


         Maximum Sales Load Imposed on
         Purchases (as a percentage of
         the offering price)                                  None              None


         Maximum Sales Load Imposed on
         Reinvested Dividends (as a
         percentage of the offering
         price)                                               None              None

         Deferred Sales Load                                  None              None

         Redemption Fees                                      None              None

Annual Fund Operating Expenses
(as a percentage of average net
assets)

         Management Fees                                      1.00%             1.00%
         12b-1 Fees                                           None              0.25%
         Other Expenses                                       4.18%             2.75%

         Total Fund Operating Expenses                        5.18%             4.00%

Example

                                                              1        3           5          10
                                                              Year     Years       Years      Years

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period

         Year ended June 30, 1995                             $52      $155        $258       $513
         Pro Forma                                            $40      $122        $205       $421


The foregoing table is provided to assist shareholders in understanding the various costs and expenses that an investor in the Fund would bear, directly or indirectly, if the Distribution Plan and New Advisory Agreement were approved. The example set forth above should not be considered as a representation of future expenses. Actual expenses may be greater or less than those shown above (subject, however, to the expense limitation provisions of the New Advisory Agreement). Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance


Consideration of Distribution Plan by the Board

                 In accordance with the requirements of Rule 12b-1, a majority of the Board of Directors (including a majority of the disinterested Directors who do not have a direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan) have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties under the 1940 Act and state law, that there is a reasonable likelihood the proposed Distribution Plan will benefit the Fund and its shareholders.


                 In making this determination, the Board considered, among other factors, whether the existing no-load distribution arrangement currently affords the best means for Fund assets to grow to an appreciable size to realize greater cost efficiencies (i.e., the benefits of economies of scale). The Board considered this an important Fund objective particularly because of the high expense ratio of the Fund in recent years, the slow growth of Fund assets over this period, and a fundamental desire to keep the Fund competitive. Since inception, the Fund has had a no-load distribution fee structure. The Board determined that this structure may in part be responsible for the slow growth of Fund assets over the years, particularly since many Fund competitors have adopted various distribution fee arrangements during this time. The Board concluded that an increased rate of growth of Fund assets, sufficient to realize the reduced costs that come from a larger asset size, could only be achieved if the Fund also were to adopt a distribution fee arrangement.


                 For these reasons, among others, the Board of Directors recommends approval of the Distribution Plan.

Required Vote

                 The affirmative vote of the holders of a majority of the outstanding shares of record of the Fund is required to approve the Distribution Plan. For this purpose, the term "majority" means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares.


                                   PROPOSAL 3
                              ELECTION OF DIRECTORS


                 The Board of Directors proposes that each of the five nominees listed below be elected to hold office effective upon the Closing, until the next meeting of shareholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve if elected. If any of the nominees should withdraw or otherwise become unavailable for election for unanticipated reasons, the proxyholders will exercise their voting power in favor of such substitute nominee, if any, as the Board of Directors may designate. The Fund has no reason to believe that it will be necessary to designate substitute nominees.

                 Dr. Cruciani has served on the Board of Directors since 1991. The other nominees were proposed by Messrs. Goldberg and Church and approved as nominees by the current Board of Directors. Information on the business experience during the past five years of each nominee is set forth below:



     Name, Address and
     Age of Nominee

                                    Principal
                                   Occupation
                                                                 Shares Owned
                                                                 Beneficially as
                                                                 of January 15,
                                                                 1996

     R. Barry Borden
     P.O. Box 677
     Bala Cynwyd, PA 19004
     (Age 56)
                                 President, LMA
                                   Group, Inc.
                                    (general
                                   management
                                 consulting) since
                                   April 1990.
                                                                    0

     Gregory A. Church*
     301 Oxford Valley Rd.
     Yardley, PA 19067
     (Age 39)
                                  President, Church
                                  Capital
                                  Management, Inc.
                                  and G.A. Church &
                                  Company
                                  (registered
                                  investment
                                  advisors) since
                                  June 1987;
                                  Chairman,
                                  Bainbridge &
                                  Company
                                  (registered
                                  broker-dealer)
                                  since October 1994.
                                                                         0

     Kevin M. Covert
     76 Euclid Avenue
     Haddonfield, NJ 08033
     (Age 37)
                                  Shareholder,
                               Kulzer & DiPadova,
                                      P.A.
                                (law firm) since
                                      1984.
                                                                         0

     Dominick A. Cruciani, Jr.
     1360 Wyoming Avenue
     Scranton, PA 18509
     (Age 63)
                                 Physician since
                                   1958.  A Director
                                   of the Fund since
                                   June 1991.
                                                                      17,147

     Gerald Printz
     4450 Hickory Ridge Rd.
     Jackson, MS  39211
     (Age 39)
                                   President,
                                  AMSADOR, Ltd. (computer security
                                  and disaster  recovery  planning
                                  consultant),  since  March 1994;
                                  consultant IBM, 1988 to February
                                  1994.
                                                                          0

-----------------------
* Mr. Church will be an "interested person" of the Fund, as defined in the 1940 Act, because of his ownership of Asset Management and Bainbridge & Company.

                 As of January 15, 1996, the current Directors and officers of the Fund as a group owned approximately 9.81% of the Fund's outstanding securities.


                 The Board of Directors has no separate nominating, compensation or audit committee. For the year ended June 30, 1995, the Board of Directors held three meetings, and each of the current Directors attended at least 75% of such meetings. Attendance fees of $250 per meeting have been authorized for those Directors who are not "interested persons" (as such term is defined in the 1940 Act) of the investment advisor or the principal underwriter of the Fund. The following table sets forth the aggregate compensation paid by the Fund to such Directors for the fiscal year ended June 30, 1995, and the aggregate compensation paid to them for service on the boards of both the Fund and Progressive Portfolio Securities:



                                              Pension or                           Total Compensation
                                              Retirement                            from the Fund and
                         Aggregate            Benefits Accrued  Estimated Annual     Progressive
                         Compensation from    as Part of Fund     Benefits Upon        Portfolio
Name                     the Fund             Expenses            Retirement           Securities
Albert Gruber             $  750              None                None                  $ 1,500
Andrew M. Sherman         $  750              None                None                  $ 1,500
Myer M. Alperin           $  750              None                None                  $ 1,500
Dominick A. Cruciani      $  750              None                None                  $ 1,500

                                   PROPOSAL 4
                            APPROVAL OF AMENDMENTS TO
                      THE FUND'S ARTICLES OF INCORPORATION


                 Fund shareholders are being asked to approve certain amendments to the Fund's Articles of Incorporation described below. A copy of the form of the proposed amendments is set forth as Exhibit C to this Proxy Statement.

Change of Name

                 The first proposed amendment would change the name of the Fund to Matterhorn Growth Fund, Inc. The Board of Directors believes that this change will assist future sales of Fund shares by removing any associations in the minds of investors related to the 1988 settlement of the complaint of the Securities and Exchange Commission which related to management of the Fund prior to its retention of Asset Management.

Authorization of Classes of Shares

                 The second proposed amendment would authorize the Board in the future to issue classes of shares of the Fund. The issuance by registered investment companies of several classes of shares, each with different sales load arrangements, has become increasingly common in the mutual fund industry. Although the Fund has no current intention to authorize any additional classes of shares, the Board of Directors believes that having the flexibility to do so is advisable in the event that it proves to be in the best interests of the shareholders in the future.

Involuntary Redemption of Shares

                 Subsection (9) of Article SEVENTH currently provides that the Board of Directors may cause the Fund to redeem at net asset value the shares held by any shareholder if the net asset value of such shares does not exceed $500, if such shareholder has not purchased at least $100 of shares within the past twelve months. No such involuntary redemption may be made without giving the shareholder at least 30 days' prior written notice and an opportunity during the notice period to purchase at least $100 of additional shares.


                 The third proposed amendment to this provision would permit the Board of Directors to increase the minimum account value from time to time, as circumstances warrant in the future. It would also delete the requirement that $100 have been purchased within the past twelve months and permit reduction of the applicable holding period to six months. The Board currently has no intention of changing the current involuntary redemption provisions.


Limitation of Directors' Liability

                 The fourth proposed amendment is intended to limit the personal liability of the Fund's Directors and officers to the Fund and its stockholders for money damages to the maximum extent permitted by applicable law.

                 In recent years, a substantial majority of states has followed Delaware in enacting statutes authorizing adoption of charter provisions limiting the personal liability of directors (and, in some states, officers) for money damages. Many of these states have enacted statutes authorizing corporations to adopt charter provisions eliminating or limiting, with certain exceptions, the personal liability of a director to the corporation or its stockholders for money damages. This development is a response to recent trends in liability insurance and lawsuits relating to directors and officers, which trends have been perceived as threats to the quality and stability of corporate governance.

                 The Maryland General Corporation Law was amended in 1988 to authorize a charter provision which eliminates or limits liability of directors and officers of a Maryland corporation to its stockholders or to the corporation for monetary damages, except that such a charter provision may not limit liability (a) for, and to the extent of, actual receipt of an improper benefit in money, property, or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. The new law does not affect potential liability of directors and officers to third parties, such as creditors of the Fund. The proposed amendment, if adopted, will make such legislation fully applicable to the Directors and officers of the Company immediately upon the effective date of the amendment.

                 Stockholders should recognize that the members of the Board of Directors have a personal interest in this matter, which interest is potentially adverse to the interest of the stockholders. However, the Board of Directors strongly believes that the amendment is in the best interests of the Fund and its stockholders. While the Fund has not experienced difficulty in attracting or retaining qualified directors and officers, and while no current Director or officer has resigned or indicated an intention to resign if the amendment is not approved by the stockholders, the Board of Directors believes that the amendment is important in order to enhance the ability of the Company to attract and retain the best qualified individuals as Directors and officers, to assure that Directors and officers who do serve will not be discouraged from entrepreneurial decision-making because of the threat of litigation seeking money damages, and to improve the ability of the Company to obtain Directors' and officers' liability insurance at the most reasonable cost.
                 Under Maryland law, Directors are required to discharge their duties in good faith, in a manner reasonably believed to be in the best interests of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Maryland courts, however, have held that a Director may not be liable for money damages (as opposed to equitable relief) unless his conduct constitutes gross or culpable negligence. If the proposed amendment is adopted, a stockholder will be able to recover money damages against a Director or officer of the Company only if he is able to prove that (a) the Director or officer actually received an improper benefit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit; (b) the action, or failure to act, by the Director or officer, was the result of active and deliberate dishonesty which was material to the cause of action adjudicated in the proceeding; or (c) the Director or officer acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                 The amendment would not limit the right of the Fund of any stockholder to sue for an injunction or any other non-monetary relief in the event of a breach of a Director's or officer's duty of care or other breach of duty or responsibility, although it is possible that the elimination of money damages may have the practical effect of discouraging such suits, unless one of the exceptions of the legislation (i.e., cases of improper personal benefit or active and deliberate dishonesty material to the claim) is applicable. The amendment would not apply to any act or omission by a Director or officer occurring prior to the effective date of February 18, 1988, regardless of when a claim might be asserted. The amendment also would not apply to claims against Directors or officers arising out of their responsibilities under the federal securities laws. The amendment's coverage extends only so far as legally permitted.


                 The next to the last sentence of the proposed amendment provides that a subsequent amendment of the new provision may not eliminate or reduce the protection it provides to Directors and officers with respect to claims relating to the period of time during which the new provision existed in the currently proposed form. The Board of Directors believes it is important to assure Directors and officers of the Company that the protection of the amendment will not be retroactively withdrawn. In addition, if Maryland law is subsequently amended so as to permit further or lesser limitation or elimination of the monetary liability of Directors and officers, then under the proposed amendment such liability will be limited or eliminated to the fullest extent so permitted without further action by the Company's stockholders. In the event that such amendment would permit further limitation or elimination of liability, the rights of stockholders to bring causes of action against Directors and officers for breaches of fiduciary duties could be further limited or eliminated. The Fund is not aware of any proposed or anticipated changes to Maryland law to limit or authorize the limitation of the personal liability of Directors or officers of the Fund other than the law described above.
                 As of the date of this Proxy Statement, the Directors and executive officers of the Fund are not aware of any pending or threatened claims in respect of any acts or omissions by the Directors and executive officers, nor has there been any recent litigation which would have been affected by the new law or the proposed amendment had they been in effect at that time.

Required Vote

                 The affirmative vote of the holders of a majority of the outstanding shares of record of the Fund is required to approve the proposed amendments to the Fund's Articles of Incorporation.

                                   PROPOSAL 5
                      RATIFICATION OF SELECTION OF AUDITORS


                 McGladrey & Pullen has served as independent accountants to the Fund since its inception in 1980. A majority of the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" of the Fund, has selected McGladrey & Pullen to serve as independent public accountants for the Fund for the fiscal year ending June 30, 1996, subject to the right of the Fund, by vote of a majority of shares at any meeting called for the purpose, to terminate such employment immediately without penalty. McGladrey & Pullen has advised the Fund that it has no direct or material indirect ownership interest in the Fund.

                 A representative of McGladrey & Pullen is expected to attend the meeting. The representative will be given an opportunity to make a statement and will be expected to respond to any appropriate questions from shareholders.

                                  OTHER MATTERS
                 The Board of Directors does not intend to present for action at the meeting any business other than the matters described in the Notice of Special Meeting, and at the date of this Proxy Statement is not aware of any other matters that properly may be presented for action at the meeting. If any other business not described herein should properly be brought before the meeting, or if any procedural matters requiring a vote of shareholders should arise at the meeting, the persons named as proxies or their substitutes will vote the shares represented by them in accordance with their best judgment.

                          NEXT MEETING OF SHAREHOLDERS

                 The Fund is not required, and does not intend, to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. The next meeting of shareholders of the Fund will be held at such time as the Board of Directors may determine or at such time as may be legally required. A proposal which a shareholder wishes to have included in the Fund's proxy materials for such meeting must be received by the Fund at its principal office within a reasonable time before the release of the Fund's proxy soliciting materials with respect to such meeting, as determined by the Board of Directors. Any such proposal must comply with the requirements of applicable law and regulations governing both the eligibility of the proponent and the form and substance of the proposal.

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT


                 AGREEMENT, dated ____________, 1996 between THE 44 WALL STREET EQUITY FUND, INC., a Maryland corporation (the "Fund"), and MDB ASSET MANAGEMENT CORPORATION, a New York corporation (the "Adviser").

                 WHEREAS,  the  Fund is  engaged  in  business  as an  open-end,
non-diversified   investment  company  and  is  registered  as  such  under  the
Investment Company Act of 1940, as amended;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

                 WHEREAS, the Fund desires the Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Fund and the Adviser agree as follows:

         1.      Duties and Responsibilities of Adviser.

                 1. Investment Advisory Services. The Adviser will act as investment adviser to the Fund and will supervise and direct the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations, as provided in the Fund's prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940, as amended (the "Act"), and the Rules and Regulations of the Securities and Exchange Commission thereunder, as amended from time to time, and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities and securities markets as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objectives. In furtherance of this duty, the Adviser is authorized, in its discretion and without prior consultation with the Fund, to (i) buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds and other securities and investment assets; and (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as the Adviser may select. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Fund's Board of Directors.
                 1. Management Services. Subject to the control and direction of the Board of Directors of the Fund, the Adviser shall provide the Fund with supervisory management services. The Adviser shall monitor the financial, accounting and administrative functions of the Fund, maintain liaison with custodians, depositories, transfer and pricing agents, dealers, insurers and other agents of or providers of services to the Fund and assist in the coordination of their activities on behalf of the Fund.

                 2. Reports to the Fund. The Adviser shall furnish to the Fund such information, reports, evaluations, analyses and opinions as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem to be desirable.

         2. Allocation of Expenses. The Adviser shall pay all compensation, fees and expenses of the officers and directors of the Fund who are interested persons of the Adviser. The Fund shall bear and pay all costs and expenses of its operations and business, other than those expressly stated to be payable by the Adviser hereunder, including but not limited to (i) brokerage commissions and other costs incident to the purchase or sale of securities, (ii) interest and taxes, (iii) legal and accounting fees and expenses, (iv) fees of custodians, transfer agents, registrars and dividend disbursing agents, (v) costs of printing, issuing and registering transfer of stock certificates, (vi) costs in connection with annual or special meetings of shareholders, including the preparation, printing and distribution of proxy soliciting materials, (vii) insurance premiums, (viii) the cost of preparing and printing prospectuses, statements of additional information and supplements thereto, (ix) postage, (x) compensation of all non-officer employees and compensation, fees and expenses of officers and directors who are not interested persons of the Adviser, (xi) office space, officer furnishings, office supplies and office equipment, including telecommunications equipment and service, (xii) association fees and dues, (xiii) publications, (xiv) fees and expenses relating to the registration or qualification of Fund shares under Federal and state securities laws and (xv) expenses of an extraordinary and non-recurring nature, including the costs of actions, suits or proceedings to which the Fund is a party and the expenses which the Fund may incur as a result of its legal obligations to provide indemnification to its officers, directors and agents.

                 The Adviser hereby agrees to reimburse the Fund if and to the extent (limited to the amount of the advisory fee during the year) that Fund expenses exceed the limitation specified in any statute or regulation of the most restrictive state in which Fund shares are and continue to be registered or qualified at such time, provided and to the extent that any other entity, such as any principal underwriter for Fund shares, does not so reimburse the Fund. In addition, if in the twelve month period commencing on the date of execution hereof, or in the twelve month period commencing on the first anniversary of the date of execution hereof, the aggregate operating expenses of the Fund (as hereafter defined) exceed 4.0% of the average daily net assets of the Fund for such period, the Adviser shall reimburse the Fund for such excess operating expenses. Such operating expense reimbursement, if any, shall be paid on a monthly basis. As used herein, the term "operating expenses" of the Fund for a fiscal period shall mean all expenses of the Fund for such period, including expenses pursuant to any plan of distribution adopted in accordance with Rule 12b-1 under the Act, but excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and expenses of an extraordinary and non-recurring nature.

         3. Advisory Fee. For the services to be rendered and the expenses assumed and to be paid by the Adviser as provided herein, the Fund will pay to the Adviser compensation at the annual rate of one percent of the value of the Fund's net assets, computed in the manner set forth below and payable on the last business day of the month in which such portion of the management fee is earned. Such compensation will be calculated on the basis of the average of the valuations of the net assets of the Fund made as of the close of business on the last business day of each month during the period for which such compensation is paid.

         4. Brokerage. Subject to the approval of the Board of Directors of the Fund, the Adviser, in carrying out its duties under Paragraph 1.A, may cause the Fund to pay a broker-dealer (including a broker-dealer which is an affiliated person of the Fund or Adviser) which furnishes brokerage or research services (as such services are defined under Section 28(e) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")) a higher commission than that which might be charged by a broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the Exchange Act).

         5. Adviser's Use of the Services of Others. The Adviser may (at its cost except as contemplated by Paragraph 4) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Fund with such statistical or other factual information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Fund.

     6. Securities Transactions. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any affiliated person will act as a principal.

     7. Services to Other Clients. The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser will be free to render similar services to others so long as its services hereunder are not impaired thereby.

         8. Limitation on Share Transactions. Neither the Adviser nor any of its officers or employees will take any long or short position in the capital stock of the Fund; but this prohibition shall not prevent the purchase by or for the Adviser or any of its officers or employees of shares of the capital stock of the Fund at the price at which such shares are offered to the public at the moment of purchase; provided, that (i) such purchase is to be made for investment purposes only, and (ii) if any shares of stock so purchased are resold or redeemed within two months after the date of purchase, such fact will be immediately reported to the Fund.

         9. Adverse Interests. Subject to and in accordance with the Articles of Incorporation and By-Laws of the Fund and the Certificate of Incorporation and By-Laws of the Adviser, it is understood that directors, officers, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers or stockholders, or otherwise, that directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as stockholder or otherwise, and that the effect of any such adverse interests shall be governed by such charter documents and by-laws.

         10. Limitation on Liability. Neither the Adviser nor any of its officers, directors or employees, nor any person performing executive, administrative, trading or other functions for the Fund (at the direction or request of the Adviser) or the Adviser in connection with the Adviser's discharge of its obligations undertaken or reasonably assumed with respect to this agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by the Adviser or such person of the duties of the Adviser under this Agreement.

         11. Term of Agreement. This agreement shall become effective and its term shall commence as of the date hereof. Unless sooner terminated as provided in Paragraphs 12 and 13 below, this agreement shall continue in force until the date of the next annual meeting of shareholders of the Fund or until the second anniversary of the execution hereof, whichever is sooner, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by a majority of the Board of Directors who are not parties to this agreement or interested persons of the Fund or the Adviser or by vote of a majority of the outstanding voting securities of the Fund and a majority of those directors who are not parties to this agreement or interested persons of the Fund or the Adviser.

     12. Termination. This agreement may be terminated at any time by the Fund upon 60 days' written notice to the Adviser, without payment of penalty, by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding securities of the Fund. This agreement may also be terminated at any time by the Adviser upon 60 days' written notice to the Fund.

     13. Amendment or Assignment. This agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund; and this agreement shall automatically and immediately terminate in the event of its assignment.

     14. Interpretation. Nothing herein contained will be deemed to require the Fund to take any action contrary to its Articles of Incorporation or By-Laws or any applicable statute or regulation or to relieve or deprive the Board of Directors of the Fund of its responsibility for and control of the conduct of the affairs of the Fund.

     15. Definitions. Any questions of interpretation of any term or provision of this agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used in Paragraphs 2, 4, 6, 11, 12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                 IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed on its behalf on the day and year first above written.

                                            THE 44 WALL STREET EQUITY FUND, INC.

                                            By
                                                             (President)

                                            MDB ASSET MANAGEMENT CORPORATION

                                            By
                                                             (President)

                                    EXHIBIT B

                      THE 44 WALL STREET EQUITY FUND, INC.

                                DISTRIBUTION PLAN


                                  INTRODUCTION

                 The Board of Directors (the "Board") of The 44 Wall Street Equity Fund, Inc. (the "Fund") has approved the adoption of the Distribution Plan (the "Plan") set forth below with respect to the distribution of capital shares of the Fund (the "Shares"). This Plan is designed to conform to the requirements of Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended (the "Act").

                 The Fund on behalf of each Portfolio has entered into a distribution agreement (the "Distribution Agreement") pursuant to which the Fund will employ a Distributor to distribute Shares of the Fund. Under the Distribution Agreement, the Distributor is not entitled to receive payments from investors of sales charges with respect to the sale of Shares of the Fund. Under this Plan, the Fund intends to compensate the Distributor for expenses incurred, and services and facilities provided, by the Distributor in distributing Shares of the Fund.

                                    THE PLAN

                 The material aspects of the Plan are as follows:

                 Section 1. The Funds will pay the Distributor for: (a) expenses incurred in connection with advertising and marketing shares of the Fund, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, telemarketing or direct mail solicitations; (b) periodic payments of fees for distribution assistance made to one or more securities
dealers,  or  other  industry   professionals,   such  as  investment  advisers,
accountants, estate planning firms and the Distributor itself (collectively "Service Organizations") in respect of the average daily value of the Fund's Shares beneficially owned by persons ("Clients") for whom the Service
Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship, and (c) expenses incurred in preparing, printing and distributing the Fund's prospectuses and statements of additional information (except those used for regulatory purposes or for distribution to existing shareholders of the Fund).

                 Section 2. While this Plan is in effect the Distributor will be compensated by the Fund for such distribution expenses that are incurred, and services and facilities that are provided, in connection with Shares of the Fund on a monthly basis, at the annual rate of 0.25% of the Fund's average daily net assets during such month. These monthly payments to the Distributor will be made in accordance with and subject to the conditions set forth below. For the purposes of determining the amounts payable under the Plan, the value of the Fund's net assets shall be computed in the manner specified in the Fund's prospectus and statement of additional information as then in effect for the computation of the value of the Fund's net assets.

                 The distribution fees payable to the Distributor are designed to compensate the Distributor for the expenses it incurs and the services it renders in distributing shares of the Fund. However, because this Plan is a compensation plan, the distribution fees are payable even if the amount paid exceeds the Distributor's actual expenses. If in any year the Distributor's expenses incurred in connection with the distribution of Shares of the Fund exceed the distribution fees paid by the Fund, the Distributor will recover such excess only if this Plan continues to be in effect with respect to the Fund in some later year when the distribution fees exceed the Distributor's expenses. There is no limit on the periods during which unreimbursed expenses may be carried forward, although the Fund is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as this Plan terminates or is not continued with respect to the Fund. No interest, carrying or finance charge will be imposed on any amounts carried forward.

                 Section 3. Payments by the Distributor to a Service Organization described in this Plan shall be subject to compliance by the Service Organization with the terms of a selling group agreement between the Service Organization and the Distributor. If an investor in the Fund ceases to be a client of a Service Organization that has entered into a selling group agreement with the Distributor, but continues to hold shares of the Fund, the Distributor will be entitled to receive similar payments in respect of the distribution assistance provided with respect to such investor.

                 Section 4. The Distributor shall provide the Board, at least quarterly, with a written report of all amounts expended pursuant to this Plan. The report shall state the purposes for which the amounts were expanded.

                 Section 5. This Plan shall not take effect with respect to the Fund until it has been approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Shares of the Fund. If so approved, this Plan, unless earlier terminated in accordance with its terms, shall continue in full force and effect thereafter shall continue automatically for successive annual periods provided such continuance is approved by a majority of the Board, including a majority of the Directors who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreements entered into in connection with this Plan (the "Disinterested Directors"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the continuance of the Plan.

                 Section 6. This Plan may be amended at any time by the Board provided that (i) any amendment to increase materially the costs which the Fund may bear for distribution pursuant to this Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Fund, and (ii) any material amendments of the terms of this Plan shall become effective only upon approval by a majority of the Board and a majority of the Disinterested Directors pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan.

                 Section 7. This Plan is terminable, as to the Fund, without penalty at any time by (i) vote of the majority of the Disinterested Directors, or (ii) vote of a majority of the outstanding voting securities of the Fund.

                 Section 8. The Board has adopted this Plan as of November 29, 1995.

                                    EXHIBIT C

                              ARTICLES OF AMENDMENT

                      THE 44 WALL STREET EQUITY FUND, INC.



         THE 44 WALL STREET EQUITY FUND, INC., a Maryland corporation, having its principal office in the city of Baltimore (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department"), that:

         FIRST: The below amendment to the Charter of the Corporation was found advisable and was approved by a majority of the entire Board of Directors in accordance with the Maryland General Corporation Law, and approved by the Stockholders of the Corporation.

         SECOND:  The Charter of the Corporation is hereby amended

     (a) by striking in its entirety Article SECOND, and by substituting in lieu thereof the following:

     SECOND: The name of the Corporation is MATTERHORN EQUITY FUND, INC. (hereinafter called the "Corporation").

         (b) by adding as a new Article SEVENTH, subsection (5), the following:

                      (5) The Board of Directors may classify or reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. In furtherance and not in limitation of the foregoing, the power to classify and reclassify capital stock shall include the power: (a) to classify shares in such manner as shall be customary for open-end mutual funds registered under the 1940 Act that have multiple portfolios, by limiting (by way of example but not limitation) the interests of the holders of shares of a series to assets, liabilities, gain, income, and voting rights attributable to a particular series or portfolio; and (b) to provide for classes to accomplish multiple distribution arrangements as shall be customary for open-end mutual funds registered under the 1940 Act, by providing that each share of the common stock of any series of capital stock of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation another rights with all other shares of such series, except to the extent that each class of a series shall be subject to such contingent deferred sales charges, such Rule 12b-1 administrative or service fees, and such other administrative or service fees, and be automatically convertible into one or more other classes, and by providing further that expenses related solely to a particular class within a series of capital stock (including, without limitation, distribution expenses under a Rule 12b-1 administrative or service plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne by that class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of such class.



     (c) by striking in its entirety Article SEVENTH subsection (9), and by substituting in lieu the following:


                      (9) The Board of Directors may cause the Corporation to redeem at net asset value the shares of any series from a holder if such holder has had, for a period to be determined from time to time by the Board of Directors (but in no event less than six months), shares of that series having an aggregate net asset value of $500, or such greater amount as may be determined from time to time by the Board of Directors, in his or her account, provided that at least sixty (60) days prior written notice of the proposed redemption has been given to such holder by postage paid mail to his or her last known address. Upon redemption of shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of shares so redeemed.


         (d) by renumbering  the former Article  SEVENTH  subsections  (5), (6),
(7), (8), (9) and (10) as (6) (7), (8), (9), (10) and (11), respectively;

         (e) by adding as a new Article EIGHTH the following:

                      EIGHTH: To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors or officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal. This Article EIGHTH shall not protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he or she would be otherwise subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     and (f) by renumbering the former Articles EIGHTH and NINTH as Articles NINTH and TENTH, respectively.


         IN WITNESS WHEREOF, THE 44 WALL STREET EQUITY FUND, INC., a Maryland corporation, has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on ______________, 1996.



     ATTEST:



     By:
       Name:____________________
       Title:  Secretary
                                           THE 44 WALL STREET EQUITY FUND, INC.


                                           By:
                                                    Name:____________________
                                                    Title:  President

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